UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017

Surgery Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500 Nashville, Tennessee 37215
(Address of Principal Executive Offices) (Zip Code)

(615) 234-5900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Matthew Lozow
On May 30, 2017, Matthew Lozow notified Surgery Partners, Inc. (the “Company”) of his resignation from the Board of Directors (the “Board”) of the Company, including all committees thereof as well as the boards of directors of the Company's subsidiaries on which he serves, effective upon the Common Stock Closing (as defined below).
Mr. Lozow has served on the Board since the Company’s formation in April 2015, and has served as a member of the Compensation Committee of the Board since the Committee’s inception.
As previously reported by the Company on May 11, 2017, on May 9, 2017, the Company entered into a Stock Purchase Agreement (the “Common Stock Purchase Agreement”), by and among the Company, H.I.G. Surgery Centers, LLC (“H.I.G.”), H.I.G. Bayside Debt & LBO Fund II L.P. (for the purposes stated therein) and BCPE Seminole Holdings LP (“Bain Capital”), an affiliate of Bain Capital Private Equity, pursuant to which, upon the closing of the transactions contemplated thereby (the “Common Stock Closing”), H.I.G. will sell 26,455,651 shares of common stock of the Company to Bain Capital.
Pursuant to its rights under the Common Stock Purchase Agreement, Bain Capital has requested the resignation of Mr. Lozow, the director on the Board who is affiliated with H.I.G., effective upon the Common Stock Closing. Mr. Lozow’s resignation from the Board is not due to a disagreement with the Board or management or on any matter relating to the Company’s operations, policies or procedures.
Appointment of Christopher R. Gordon and T. Devin O’Reilly as Non-Voting Observers to the Board
As previously reported on May 11, 2017, also on May 9, 2017, the Company entered into a Securities Purchase Agreement (the “Preferred Purchase Agreement”), by and among the Company and Bain Capital, pursuant to which, upon the closing of the transactions contemplated thereby (the “Preferred Stock Closing”), the Company will issue to Bain Capital up to 320,000 shares of preferred stock, par value $0.01 per share, of the Company, to be created out of the authorized and unissued shares of preferred stock of the Company and designated as 10.00% Series A Convertible Perpetual Participating Preferred Stock (the “Series A Preferred Stock”). The proceeds from the issuance and sale of the Series A Preferred Stock will be used to fund a portion of the merger consideration to be paid by the Company in its acquisition of NSH Holdco, Inc., a Delaware corporation (“NSH”), pursuant to the Agreement and Plan of Merger, by and among the Company, SP Merger Sub, Inc., NSH, and IPC / NSH, L.P., solely in its capacity as sellers’ representative, dated May 9, 2017 (the “Merger Agreement” and, together with the Common Stock Purchase Agreement and the Preferred Purchase Agreement, the “Transaction Agreements”). The Preferred Stock Closing is a condition precedent to the Common Stock Closing.
Pursuant to the Common Stock Purchase Agreement, the Company and H.I.G. have agreed to take all required action to appoint up to two non-voting observers designated by Bain Capital to the Board (the “Board Observers”) to attend regular and special meetings of the Board, subject to the terms of the Common Stock Purchase Agreement and effective upon the expiration or early termination of the applicable waiting period, together with any extensions thereof, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act Expiration”). Bain Capital has designated Christopher R. Gordon and T. Devin O’Reilly as the two Board Observers.
On May 30, 2017, the Board approved the appointment of each of Messrs. Gordon and O’Reilly as the Board Observers, effective upon the HSR Act Expiration, to attend regular and special meetings of the Board subject to the terms of the Common Stock Purchase Agreement.
Election of Christopher R. Gordon, Expansion of the Board and Contingent Appointment of T. Devin O’Reilly
Pursuant to the Common Stock Purchase Agreement, the Company and H.I.G. have also agreed to take all required action to appoint up to two directors designated by Bain Capital (the “Bain Designees”) to the Board effective upon the Preferred Stock Closing. Bain Capital has designated Messrs. Gordon and O’Reilly as the two Bain Designees, and requested that Mr. Gordon be appointed as a Class III director and Mr. O’Reilly be appointed as a Class II director.
The Board size is fixed at six directors, with five seats occupied and one vacancy created by the resignation of Mr. Christopher Laitala, which vacancy is for a Class III director. The Company’s Amended and Restated Certificate of Incorporation, as in effect as of May 30, 2017 and as of the date hereof, provides that prior to the date that H.I.G. (through one or more of its affiliates) ceases to beneficially own 50% or more of the Company’s common stock, (i) vacancies on the Board shall be filled by a vote of a majority of the then outstanding common stock, (ii) the size of the Board shall be determined by a vote of a majority of the then outstanding common stock and (iii) newly-created directorships shall be filled by a vote of a majority of the directors then on the Board.

On May 30, 2017, the Board unanimously nominated Mr. Gordon to fill the Class III vacancy, and unanimously recommended his appointment as a Class III director to the stockholders of the Company, in each case, effective upon the Preferred Stock Closing. In connection therewith, on May 30, 2017, H.I.G., the holder of 26,455,651 shares of common stock of the Company, which shares represent at least a majority of the issued and outstanding capital stock of the Company as of such date, by written consent in lieu of a meeting of the stockholders of the Company, approved, among other things (as further described below): (i) the election of Mr. Gordon to the Board to fill the Class III vacancy and serve as a Class III director, which class will stand for re-election at the 2018 annual meeting of stockholders, effective upon the Preferred Stock Closing, and (ii) the expansion of the size of the Board from six directors to seven directors (the “Board Expansion”), effective upon the Preferred Stock Closing, to effectuate the appointment of Mr. O’Reilly to the Board upon the Preferred Stock Closing.
On May 30, 2017, subject to the fulfillment of certain conditions precedent, the Board also conditionally appointed Mr. O’Reilly as a Class II director, which appointment (assuming the fulfillment of such conditions) would be effective upon (i) the Board Expansion and (ii) the Preferred Stock Closing. Class II directors will stand for re-election at the 2020 annual meeting of stockholders
The Board expects to appoint Messrs. Gordon and O’Reilly to the Compensation Committee of the Board upon their appointment to the Board upon the Preferred Stock Closing.
The Company expects that in connection with the effectiveness of their appointments to the Board upon the Preferred Stock Closing, each of Messrs. Gordon and O’Reilly will enter into the Company’s standard form of indemnification agreement, which is incorporated herein by reference to Exhibit 10.14 to Amendment No. 1 to the Company’s Registration Statement on Form S-1, filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 14, 2015, the terms of which are described in such Registration Statement.
Except for the indemnification agreements and the agreements of Bain Capital and the Company provided in the Common Stock Purchase Agreement and Preferred Purchase Agreement, including Bain Capital’s designation rights with respect to the Board Observers and Bain Designees, there is no arrangement or understanding between either of Mr. Gordon or Mr. O’Reilly and any other persons or entities pursuant to which either of Mr. Gordon or Mr. O’Reilly was appointed to the Board. Except for the transactions contemplated by the Transaction Agreements, there are no transactions between the Company and either of Mr. Gordon or Mr. Reilly that require disclosure under Item 404(a) of Regulation S-K.
On June 5, 2017, the Company issued a press release announcing H.I.G.’s election of Mr. Gordon to the Board and the contingent appointment of Mr. O’Reilly to the Board, in each case, effective upon the Preferred Stock Closing. A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The foregoing descriptions of the Common Stock Purchase Agreement and the Preferred Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by the full text of the Common Stock Purchase Agreement and the Preferred Purchase Agreement, which are incorporated into this Item 5.02 by reference to Exhibit 10.2 and Exhibit 10.1, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on May 11, 2017.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As further described in Item 5.02 of this Current Report on Form 8-K which disclosure is hereby incorporated in to this Item 5.07 by reference, on May 30, 2017, H.I.G., the holder of 26,455,651 shares of common stock of the Company, which shares of common stock represent at least a majority of the issued and outstanding shares of capital stock of the Company as of May 30, 2017, acting by written consent in lieu of a meeting of the stockholders of the Company, voted all such shares to approve (x) effective upon the Preferred Stock Closing (i) the election of Mr. Gordon to the Board to fill the Class III director vacancy and serve as a Class III director and (ii) the Board Expansion, and (y) upon the effectiveness of Mr. Lozow’s resignation from the Board and contemporaneously with the Common Stock Closing, the subsequent reduction of the size of the Board from seven to six directors (collectively, the “Stockholder Approvals”). H.I.G.’s action by written consent in lieu of a meeting of the stockholders of the Company is the only vote required in respect of the Stockholder Approvals, and as such, there were no votes cast against or withheld, and no abstentions or broker non-votes with respect to the Stockholder Approvals.
The Company will file an Information Statement on Schedule 14C describing these matters and will deliver a copy of the Information Statement to all stockholders of record on May 30, 2017.
Forward-Looking Statements
This report may contain “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These statements include, but are not limited to, the Company’s expectations regarding the actions contemplated by the Transaction Agreements, including the closing of the transactions contemplated thereby and actions contingent thereon, the performance of the Company’s business and the other non-historical statements. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward looking statements are based on management’s current expectations and beliefs only as of the date of this report and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including but not limited to, the risk that the parties are unable to obtain required regulatory approvals, the risk that the parties are unable to satisfy other conditions to the consummation of the transactions contemplated by the Transaction Agreements, the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreements, the risk that the transactions contemplated thereby may involve unexpected liabilities or delays, and such other the risks identified and discussed from time to time in the Company’s reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this report, or to reflect the occurrence of unanticipated events or circumstances.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.14 to Amendment No. 1 to the Company's Registration Statement on Form S-1, filed September 14, 2015).
10.2
Stock Purchase Agreement by and between H.I.G. Surgery Centers, LLC, H.I.G. Bayside Debt & LBO Fund II L.P. (for the specific purposes stated therein), BCPE Seminole Holdings LP and Surgery Partners, Inc., dated May 9, 2017 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed May 11, 2017).*

10.3
Securities Purchase Agreement by and among Surgery Partners, Inc. and BCPE Seminole Holdings LP, dated May 9, 2017 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 11, 2017).*

99.1	Press Release dated June 5, 2017 issued by Surgery Partners, Inc.
* Schedules and/or Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surgery Partners, Inc.

By:	/s/ Michael T. Doyle
Michael T. Doyle Chief Executive Officer
Date: June 5, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.14 to Amendment No. 1 to the Company's Registration Statement on Form S-1, filed September 14, 2015).
10.2
Stock Purchase Agreement by and between H.I.G. Surgery Centers, LLC, H.I.G. Bayside Debt & LBO Fund II L.P. (for the specific purposes stated therein), BCPE Seminole Holdings LP and Surgery Partners, Inc., dated May 9, 2017 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed May 11, 2017).*

10.3
Securities Purchase Agreement by and among Surgery Partners, Inc. and BCPE Seminole Holdings LP, dated May 9, 2017 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 11, 2017).*

99.1	Press Release dated June 5, 2017 issued by Surgery Partners, Inc.
* Schedules and/or Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.